SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement          [   ]  Confidential, for Use  of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12

                          PrimeSource Healthcare, Inc.
---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:

       --------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

       --------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

       --------------------------------------------------

       5)     Total fee paid:

       --------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid:

       --------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

       --------------------------------------------------

       3)  Filing Party:

       --------------------------------------------------

       4)  Date Filed:

       --------------------------------------------------

                                                               November 12, 2002

Dear Stockholder:

         On behalf of the PrimeSource Healthcare, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on December 17, 2002, at PrimeSource's offices located at 3700 E. Columbia Street, Tucson, Arizona 85714. The meeting will begin at 10:00 a.m. Mountain Time.

         In addition to the formal items of business to be conducted at the meeting, we will report on the operations of PrimeSource and will respond to stockholder questions.

         We encourage your participation in the vote on the proposals contained in the accompanying proxy statement and, to that end, solicit your proxy. You may give your proxy by completing, dating and signing the proxy card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

         We look forward to seeing you on Tuesday, December 17, 2002. Thank you for your support of PrimeSource.

                                           Sincerely,

                                           /s/ Bradford C. Walker

                                           BRADFORD C. WALKER
                                           President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          PRIMESOURCE HEALTHCARE, INC.

                                 ---------------

Date:    December 17, 2002

Time:    10:00 a.m. Mountain Time

Place:   PrimeSource Healthcare, Inc.
         3700 E. Columbia Street
         Tucson, Arizona 85714


Purposes:

*       To elect two Class II Directors for a three-year term.

*       To approve an amendment to our Articles of  Organization to increase our
        authorized   number  of  shares  of  common  stock  from  50,000,000  to
        75,000,000.

* To ratify an amendment of our 1997 Stock Option/Stock Issuance Plan, as amended, increasing the reserved number of shares of common stock from 8,000,000 to 10,000,000.

* To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for our fiscal year ended June 30, 2003.

* To transact any other business which may be properly presented at the meeting and any postponement or adjournment of the meeting.

         Stockholders of record as of the close of business on November 1, 2002 are entitled to notice of and to vote at this meeting and any postponement or adjournment of the meeting.

                                           By Order of the Board of Directors,

                                           /s/  Shaun D. McMeans

                                           SHAUN D. MCMEANS, Clerk


Tucson, Arizona
November 12, 2002

                                 ---------------



                                    IMPORTANT

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO PRIMESOURCE STOCKHOLDERS AND THEIR DULY APPOINTED PROXY HOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                                TABLE OF CONTENTS

                                                                            Page


PrimeSource Healthcare, Inc....................................................1
Proposal 1:  Election of Directors.............................................4
Proposal 2:  Increase in Authorized Shares of Common Stock.....................7
Proposal 3:  Ratification of Amendment to Stock Option Plan....................9
Proposal 4:  Ratification of Deloitte & Touche................................14
Notice of Amendments to By-Laws...............................................16
Board of Directors and Committee Meetings.....................................16
Beneficial Ownership of Our Securities........................................18
Compensation of Non-Employee Directors........................................21
Executive Compensation........................................................24
Compensation Committee Interlocks and Insider Participation...................27
Section 16(A) Beneficial Ownership Reporting Compliance.......................27
Compensation Committee Report on Executive Compensation.......................28
Report of the Audit Committee.................................................28
Performance Graph.............................................................29
Stockholder Proposals.........................................................31

                                PRELIMINARY COPY
================================================================================

The information included herein is as it is expected to be when the definitive proxy statement is mailed to the stockholders of PrimeSource Healthcare, Inc. This Proxy Statement will be revised to reflect actual facts at the time of the filing of the definitive proxy statement.

                          PRIMESOURCE HEALTHCARE, INC.

                                 PROXY STATEMENT

                                                               November 12, 2002


                          PrimeSource Healthcare, Inc.

                          PRIMESOURCE HEALTHCARE, INC.
                             3700 E. COLUMBIA STREET
                              TUCSON, ARIZONA 85714

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 17, 2002

GENERAL

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PrimeSource Healthcare, Inc. of proxies for use at the Annual Meeting of Stockholders to be held at our offices located at 3700 E. Columbia Street, Tucson, Arizona 85714 on December 17, 2002 at 10:00 a.m., Mountain Time, and any adjournment, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy were first sent or given to stockholders on or about November 12, 2002. Only holders of record of our equity securities on November 1, 2002, or the "Record Date," will be entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

         As of the Record Date, our outstanding equity securities and their associated voting rights were as follows:

------------------------------ ----------------------- ----------------- --------------------------------
                               Number of shares        Current votes
Title of security              outstanding             per share         Total votes per class
------------------------------ ----------------------- ----------------- --------------------------------
Common Stock                         22,713,356               1                    22,713,356
------------------------------ ----------------------- ----------------- --------------------------------
Series G Convertible                 182,905.5               100                   18,290,550
Redeemable Preferred Stock
------------------------------ ----------------------- ----------------- --------------------------------

         The total number of votes that may be cast with respect to any matter voted on at the Annual Meeting is 41,003,906.

         There is no cumulative voting. A quorum for the Annual Meeting is a majority of the total voting power of all stock issued, outstanding and entitled to vote.

         Shares  represented  by signed  proxies that are returned to us will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' shares of common stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares of street name common stock. In addition, broker/dealers may vote such shares of common stock on "routine" matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares of common stock on other matters, which typically include the adoption of an amendment to our Articles of Organization, without specific instructions from the customer who owns such shares of common stock. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes." Broker non-votes will be counted towards a quorum.

         If the accompanying proxy card is properly signed and returned to us prior to the Annual Meeting and is not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given and none of the proposals are physically crossed out, the persons designated as proxies in the accompanying proxy card will vote FOR the following four proposals:

* the election for Class II Directors of those persons nominated by the Board of Directors;

* the adoption of an amendment to our Articles of Organization to increase our authorized number of shares of common stock from 50,000,000 shares to 75,000,000;

* the ratification of an amendment to our 1997 Stock Option/Stock Issuance Plan, as amended, increasing the number of shares of common stock reserved thereunder from 8,000,000 to 10,000,000; and

* the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for our fiscal year ended June 30, 2003.

         With respect to Proposal 1 regarding the election of Directors and Proposal 4 regarding ratification of the appointment of Deloitte & Touche LLP, abstentions will have no effect on the outcome of the voting. With respect to all of the other proposals, an abstention from voting on a proposal or a broker non-vote will have the effect of voting against that proposal.

         A proxy card for use at the Annual Meeting is enclosed. Stockholders holding shares of common stock in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common stock and how to revoke previously given instructions.

         The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter should be properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote and act according to their best judgments in light of the conditions then prevailing.

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to our Clerk at the address on the cover page of this Proxy Statement or by sending in a later-dated proxy card. If you attend the Annual Meeting and want to vote in person, you can request in writing that your previously submitted proxy not be used. Attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

         We will bear the expense of preparing, printing and mailing proxy materials to our stockholders. In addition, proxies may be solicited personally or by telephone, mail or facsimile. Our officers or employees may assist with personal or telephone solicitation and will receive no additional compensation therefore. We will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares of common stock. Registrar and Transfer Company, our transfer agent, will tally the votes. We will not disclose your vote except as required by law.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINEES LISTED BELOW

         Pursuant to Section 50A of Chapter 156B of the Massachusetts Business Corporation Law, the Board of Directors is currently divided into three classes, having staggered terms of three years each. In addition, the holders of a majority of the Series G Preferred Stock, voting as a separate class, have the right to elect an additional two non-classified members of the Board of Directors. Of the current Directors, two Class II Directors have terms expiring at this Annual Meeting, two Class III Directors have terms expiring at the 2003 Annual Meeting and three Class I Directors have terms expiring at the 2004 Annual Meeting. There is currently one vacancy in our Class II Directors, one vacancy in our Class III Directors and the holders of a majority of the Series G Preferred Stock have not exercised their right to elect two non-classified members of the Board of Directors. Pursuant to the Purchase Agreement, dated as of August 6, 2002, between PrimeSource and the Investors signatory thereto, we agree that as of December 31, 2002 the Board of Directors will consist of no more than seven members, two of whom will be designated by the holders of a majority of the Series G Preferred Stock. The proxies voted on this Proposal 1 may not be voted for greater than two nominees.

         We are nominating two Directors for election at this Annual Meeting. One of the nominees is currently a Class II Director whose term expires at this Annual Meeting and the second nominee is currently a Class III Director whose term would otherwise have expired at our 2004 Annual Meeting. Each Class II Director elected at this Annual Meeting will serve until the 2005 Annual Meeting or special meeting in lieu thereof, and until that director's successor is elected and qualified. If the persons nominated by the Board of Directors are elected, following such election, the Board of Directors will be composed of six Directors, assuming that the holders of a majority of the Series G Preferred Stock do not exercise their right to elect two non-classified members of the Board of Directors prior to that time. The Board of Directors is currently comprised of the following individuals:

----------------------------- ---------------- -------------- --------------------------------- -------------
                                                 Director
            Name                    Age            Since           Position with PrimeSource       Term Ends
----------------------------- ---------------- -------------- --------------------------------- -------------
James J. Goodman                    43             1996       Director                              2002
----------------------------- ---------------- -------------- --------------------------------- -------------
Bradford C. Walker                  44             2002       Director and President and            2002
                                                              Chief Executive Officer
----------------------------- ---------------- -------------- --------------------------------- -------------
James Berardo                       42             1995       Director                              2003
----------------------------- ---------------- -------------- --------------------------------- -------------
James W. Hobbs                      53             1993       Director                              2003
----------------------------- ---------------- -------------- --------------------------------- -------------
Larry H. Coleman, Ph.D.             58             2001       Director                              2004
----------------------------- ---------------- -------------- --------------------------------- -------------
William H. Lomicka                  65             2001       Director                              2004
----------------------------- ---------------- -------------- --------------------------------- -------------
Nicholas C. Memmo                   41             2001       Director                              2004
----------------------------- ---------------- -------------- --------------------------------- -------------


INFORMATION WITH RESPECT TO NOMINEES

         Set forth below is information with respect to each nominee for Class II Directors to be elected at this Annual Meeting, for the remaining Class II Director whose term of office will expire at this Annual Meeting and for each Class I and Class III Director. Of the Directors, James J. Goodman, James Berardo, James W. Hobbs, Larry H. Coleman, William H. Lomicka and Nicholas C. Memmo were previously elected by the stockholders. The Board of Directors appointed Bradford C. Walker to the Board of Directors on May 16, 2002.

VOTE REQUIRED

         The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect the nominees to serve as Class II Directors.

          NOMINEES TO SERVE AS CLASS II DIRECTORS FOR A THREE-YEAR TERM
                       EXPIRING AT THE 2005 ANNUAL MEETING

Larry H. Coleman, Ph.D., Director - Dr. Coleman was appointed to our Board of Directors on March 2, 2001, pursuant to our merger with PrimeSource Surgical. Dr. Coleman is the founder and President of Coleman Swenson Booth Inc., a private venture capital fund established in 1986. Dr. Coleman began his venture capital career in 1983 as President of HCA Capital, a wholly-owned subsidiary of Columbia/HCA Healthcare Corporation. Dr. Coleman has served as a director on the boards of over 20 companies and is currently a board member of MediSphere Health Partners, Inc., LifeMetrix, Inc., ClearTrack Information Network, Inc., and Active Services Corporation. Dr. Coleman graduated from the University of North Carolina with an A.B. and earned his Ph.D. from the University of South Dakota.

Bradford C. Walker, President, Chief Executive Officer and Director - Mr. Walker has over twenty years of experience managing and advising companies in variety of industries. Mr. Walker has served as our President since October 2001, a Director since May 16, 2002 and our Chief Executive Officer since August 2002. Prior to his permanent position with us, Mr. Walker had served as our Chief Restructuring Officer since October 2001. Prior to his work at PrimeSource, Mr. Walker was a Managing Director with Corporate Revitalization Partners, where he consulted companies undertaking a restructuring. From 1988 to 2001, Mr. Walker led or participated in over 30 corporate turnarounds, including advising companies in connection with federal bankruptcy proceedings. In addition to turnaround work, Mr. Walker has a strong background with mergers and acquisitions. From 1983-1988, Mr. Walker was a partner with Beane Walker & Co where he was responsible for its "high tech" venture capital investments. During that time, Mr. Walker also served as president of InCare, the nation's first PC based intranet-billing network for physicians. Mr. Walker began his career in 1980 at Arthur Andersen & Co. Mr. Walker graduated cum laude from Baylor University with majors in Business Administration and Computer Sciences.

                  ADDITIONAL CLASS II DIRECTOR WHOSE TERM WILL
                        EXPIRE AT THE 2002 ANNUAL MEETING

James J. Goodman, Director - Mr. Goodman has been on our Board of Directors since 1996. Mr. Goodman is President of Gemini Investors LLC, a private firm based in Wellesley, MA that invests in emerging growth companies across a wide range of industries. Gemini (and its predecessor) has raised three private equity funds and invested in more than 35 companies over the last six years. Prior to founding Gemini, Mr. Goodman was Vice President at Berkshire Partners, a leading private equity firm, from 1989 to 1993. Mr. Goodman currently serves on the board of directors of nine other companies in addition to our board of directors. He received his A.B., J.D. and M.B.A. degrees from Harvard University.

                       CLASS III DIRECTORS SERVING A TERM
                       EXPIRING AT THE 2003 ANNUAL MEETING

James Berardo, Director - Mr. Berardo has been on our Board of Directors since 1995. Mr. Berardo currently serves as President of Darlco, Inc., a real estate development and investment management company. Mr. Berardo joined Darlco in 1986, serving in various financial capacities prior to assuming his current position in March, 1995.

James W. Hobbs, Director - Mr. Hobbs has been on our Board of Directors since 1993. From March, 1993, to March 1, 2001, Mr. Hobbs served as our President and Chief Executive Officer. Prior to that, Mr. Hobbs was the Chief Executive Officer of Graylyn Associates from 1992 to 1993, where he currently serves as Chairman. Graylyn is an investment firm founded by Mr. Hobbs to invest in early stage medical technology. Prior to Graylyn, Mr. Hobbs served as the President and Chief Executive Officer of Genica Pharmaceutical Inc. from 1989 to 1992. Acquired by Elan Corporation, Genica Pharmaceutical Inc. was a corporation engaged in providing new diagnostic assays and conducting therapeutic research for neurological disorders. Mr. Hobbs was with Johnson and Johnson as the Vice President and General Manager of Johnson and Johnson Professional Diagnostics from 1985 to 1989. Mr. Hobbs received his B.S. degree from Wake Forest University and earned his M.B.A. from the University of North Carolina.

                        CLASS I DIRECTORS SERVING A TERM
                       EXPIRING AT THE 2004 ANNUAL MEETING

William H. Lomicka, Director - Mr. Lomicka was appointed to our Board of Directors on March 2, 2001, pursuant to our merger with PrimeSource Surgical. Mr. Lomicka is the Chairman of Coulter Ridge Capital, a private investment firm. From 1989 to 1998, Mr. Lomicka was President of Mayfair Capital, a private investment firm. Mr. Lomicka, formerly the Senior V.P. Finance of Humana, Inc., presently serves on the boards of numerous companies, both public and private. Representative companies include: Pomeroy Computer Resources, Spectracare, Medventure Technologies, Broadband Laboratories and Franklin Health. Mr. Lomicka graduated from the College of Wooster in Wooster, Ohio, and earned his M.B.A. from the Wharton Graduate School of the University of Pennsylvania.

Nicholas C. Memmo, Director - Mr. Memmo was appointed to our Board of Directors on March 2, 2001, pursuant to our merger with PrimeSource Surgical. Mr. Memmo is a Partner with Kline Hawkes & Co., a venture capital firm with interests in information technology, telecommunications and services. Previously, Mr. Memmo was a founding executive and member of the Board of Directors of U.S. Filter Corporation, a Fortune 300 company and the leading global provider of water and wastewater treatment systems, products and services. Mr. Memmo received his B.S. degree in chemical engineering from Drexel University and his M.B.A. from the Anderson School at U.C.L.A.

                                   PROPOSAL 2

               APPROVAL OF AMENDMENT TO PRIMESOURCE'S ARTICLES OF
           ORGANIZATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

         Our Articles of Organization currently authorize the issuance of 50,000,000 shares of common stock, par value $.01 per share, 500,000 shares of preferred stock, par value $1.00 per share, and 10,000,000 shares of preferred stock, no par value. On October 21, 2002, the Board of Directors voted to propose and recommended approval of an amendment to our Articles of Organization to increase the number of authorized shares of common stock from 50,000,000 shares to 75,000,000 shares. If the increase in the number of shares of common stock is approved by the stockholders, the increase will become effective upon the filing of a certificate of amendment to our Articles of Organization with the Secretary of the Commonwealth of Massachusetts.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding and sixty percent of the Series G Preferred Stock outstanding is required to approve this amendment to our Articles of Organization.

CURRENT USE OF SHARES

         As of September 30, 2002, there were a total of 26,294,356 shares of common stock outstanding, including shares subject to outstanding options, with no shares held by us in treasury. This total number of shares includes shares of common stock reserved for issuance under our 1992 Stock Option Plan, as amended, or the "1992 Plan," our 1995 Stock Option Plan for Non-Employee Directors, or the "Directors Plan," and our 1997 Stock Option/Stock Issuance Plan, as amended, or the "PrimeSource Plan." In addition, as of September 30, 2002, there were warrants outstanding to purchase 17,194,994 shares of common stock.

         As of September 30, 2002, there were a total of 182,905.5 shares of Series G Convertible Redeemable Preferred Stock, no par value, outstanding. Each share of Series G Preferred Stock will be convertible, upon the earlier of December 31, 2002 or the increase in the number of shares of our authorized common stock and at the option of the holder thereof, into 100 shares of common stock, subject to adjustment.

RIGHTS OF COMMON STOCK

         The amendment to our Articles of Organization would increase the number of shares of the existing class of common stock available for issuance by PrimeSource, but would have no effect upon the terms of the common stock or the rights of holders of the common stock. The holders of common stock are entitled to one vote for each share held of record upon such matters and in such manner as may be provided by law. Subject to preferences applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of PrimeSource, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock that rank senior to the common stock. Holders of common stock have no preemptive rights or rights to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock. The common stock does not have cumulative voting rights. As a result, holders of more than 50% of the voting power of PrimeSource capital stock are able to elect 100% of the class of our directors to be elected at any annual meeting of stockholders or special meeting in lieu thereof.

PURPOSE OF THE PROPOSED AMENDMENT

         The Board of Directors believes it is in our best interests to increase the number of shares of common stock which we are authorized to issue. The Board of Directors believes the proposed increase will make available a sufficient number of authorized shares of common stock for future issuances, including use in employee benefit plans or other corporate purposes. The Board of Directors believes that the proposed increase in the number of authorized shares of common stock is desirable to enhance our flexibility in connection with possible future actions and would allow shares of common stock to be issued without the expense and delay of a meeting of stockholders.

         We have a contractual obligation, pursuant to the Purchase Agreement, (dated as of August 6, 2002) or the "Purchase Agreement," by and among PrimeSource and the Initial Purchasers listed in Schedule I thereto, to call and hold this Annual Meeting and to use our best efforts to cause an increase in our authorized shares of common stock. In addition, pursuant to the Purchase Agreement, we will issue and sell additional shares of Series G Preferred Stock upon the satisfaction of certain terms and conditions as set forth in the Purchase Agreement. As of the date of this Proxy Statement and except as otherwise provided in this Proxy Statement, we have no other agreements, commitments or plans with respect to the sale or issuance of additional shares of our capital stock.

EFFECTS OF THE PROPOSED AMENDMENT

         If this proposal is adopted, immediately upon the increase in the number of authorized shares of common stock, each of the 182,905.5 shares of Series G Preferred Stock, and any shares of Series G Preferred Stock issued subsequent to the date of this Proxy Statement, will become convertible, at the option of the holder thereof, into 100 shares of common stock, subject to adjustment. In addition, warrants outstanding to purchase an aggregate of 13,122,173 shares of common stock will become exercisable upon the increase in the number of shares of our authorized common stock. The additional shares of authorized common stock, as well as all currently authorized but unissued shares of common stock, would be available for issuance without further action by the stockholders, subject to the applicable requirements of a stock exchange, if any, and the Massachusetts Business Corporation Law. If additional shares of common stock are issued as a result of the proposed increase in the number of shares of authorized common stock, this may have a dilutive effect on the voting power of existing stockholders. In addition, the proposed increase in the number of shares of authorized common stock could have the effect of making a change in control of PrimeSource more difficult.

                                   PROPOSAL 3

                          RATIFICATION OF AMENDMENT TO
                     1997 STOCK ISSUANCE / STOCK OPTION PLAN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

         On October 21, 2002, the Board of Directors amended, and recommended stockholder ratification of, the 1997 Stock Option/Stock Issuance Plan, or, as adopted and amended, the "PrimeSource Plan." The full text of the PrimeSource Plan appears as Exhibit A to this Proxy Statement.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding is required to ratify the amendment to the PrimeSource Plan.

PURPOSE OF THE PRIMESOURCE PLAN

         The PrimeSource Plan will allow us to offer common stock to attract, retain and motivate highly qualified individuals essential to our long-term growth and success. Equity incentives are a key element of our compensation package in the highly competitive employment environment. Equity incentives also encourage employee loyalty to us and align employee interests directly to the interests of our stockholders.

         As of August 31, 2002, we, combined with our subsidiaries, employed approximately 169 individuals. To support our long-term growth and success, we anticipate that we will continue to increase our work force. All of the new and existing employees, directors and consultants of PrimeSource and any of our subsidiaries are eligible to be considered for equity incentive grants under the PrimeSource Plan. We believe that ratification of the amendment to the PrimeSource Plan will help us accomplish our recruitment and retention goals and will help keep our equity-based incentive compensation competitive within our industry.

         As of September 30, 2002, there were an aggregate of 3,581,000 shares of common stock issuable pursuant to outstanding stock options granted under the 1992 Plan, the Directors Plan and the PrimeSource Plan. In addition, as of September 30, 2002, an aggregate of 5,119,000 shares of common stock remained available for future grant under all such plans. We believe that the number of shares of common stock available for future grant under our current plans are sufficient to cover projected grants through the end of 2004. If our stockholders do not ratify the amendment to the PrimeSource Plan, the options issued pursuant to the PrimeSource Plan may not qualify for treatment as qualified incentive options.

         As of June 30, 2002, the Board of Directors estimated the fair market value of our common stock to be $0.32 per share.

SUMMARY OF THE PRIMESOURCE PLAN

         Prior to October 21, 2002, a total of 8,000,000 shares of common stock are currently reserved under the PrimeSource Plan for issuance to employees, non-employee directors and consultants of PrimeSource and our subsidiaries. On October 21, 2002, the Board of Directors increased the authorized shares of common stock reserved under the PrimeSource Plan by 2,000,000, raising the total number of shares reserved to 10,000,000.

         The Board of Directors, or a designated committee thereof, acts as plan administrator, or "Plan Administrator," for the PrimeSource Plan. The Plan Administrator determines, in its discretion, who is to receive awards under the PrimeSource Plan as well as the terms of those awards, such as the number of shares of common stock underlying the awards, exercise or purchase price and vesting schedule. The PrimeSource Plan is divided into two separate equity programs, consisting of the Option Grant Program and the Stock Issuance Program.

         Option Grant Program

         Under the Option Grant Program of the PrimeSource Plan, the Plan Administrator may grant options to purchase common stock at any price per share as permitted by state law. If the person to whom the option is granted is a 10% Shareholder (as defined in the PrimeSource Plan) then the exercise price per share shall not be less than 110% of the Fair Market Value per share of common stock on the option grant date. The exercise price is payable in cash or check and, so long as the common stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the exercise price may be paid in shares of common stock, subject to limitations set forth in the PrimeSource Plan.

         Each option the Plan Administrator grants shall be exercisable at such time or times, during such period and for such number of shares as the Plan Administrator shall determine. No option, however, shall have a term in excess of ten years measured from the option grant date. If the recipient of an option grant under the PrimeSource Plan ceases to remain in service of PrimeSource or any subsidiary for any reason other than death, disability or misconduct, then the optionee will have a three-month period following the date of cessation of service to exercise each of optionee's outstanding options. The Plan Administrator may, either at the time the option is granted or at any time while the option remains outstanding, extend the period of time which the option is exercisable following the optionee's cessation of service and/or allow exercise during the applicable post-service exercise period for vested shares of common stock and for shares which would have vested had the optionee continued in service.

         Holders of options granted under the PrimeSource Plan have no stockholder rights with respect to such option shares until the optionee exercises the option, pays the exercise price and becomes a record holder of the purchased shares. The Plan Administrator may, subject to the limitations set forth in the PrimeSource Plan, grant options which are exercisable for unvested shares of common stock. Should the optionee cease service while holding the unvested shares, we have the rights to repurchase, at the exercise price paid per share, any or all of those unvested shares.

         Options granted pursuant to the PrimeSource Plan may, at the discretion of the Plan Administrator, be incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986, as amended. The Plan Administrator may only grant incentive stock options to employees. The exercise price of an incentive stock option must not be less than 100% of the Fair Market Value (as defined in the PrimeSource Plan) per share of common stock on the option grant date. To the extent that the value (determined on the date of grant) of incentive stock options that first become exercisable in any calendar year exceeds $100,000, the options will not be treated as incentive stock options. If an incentive stock option is granted to a 10% Shareholder (as defined in the PrimeSource Plan), then the option term may not exceed five years.

         In the event of a Corporation Transaction (as defined in the PrimeSource Plan), unless the options granted pursuant to the PrimeSource Plan are assumed by a successor corporation, replaced with a cash incentive program or the options were subject to other limitations imposed at the time of grant, the shares subject to each option outstanding under the PrimeSource Plan will automatically vest in full immediately prior to a Corporate Transaction. The PrimeSource Plan provides for adjustments for all options assumed by a successor corporation in connection with a Corporate Transaction.

         Stock Issuance Program

         Under the Stock Issuance Program of the PrimeSource Plan, the Plan Administrator may issue shares of common stock to any employee, director or officer of PrimeSource or our subsidiaries at any price per share as permitted by state law. Consideration for shares issued under the Stock Issuance Program may consist of cash or check or past services rendered to PrimeSource or our subsidiaries. The Plan Administrator may provide that shares of common stock issued under the Stock Issuance Program be fully and immediately vested upon issuance or may vest in one or more installments, subject to limitations provided in the PrimeSource Plan.

         Recipients of shares of common stock under the Stock Issuance Program are entitled to full shareholder rights with respect to such shares whether or not those shares are vested. At the time when a holder of unvested common stock ceases to remain in our service, the unvested shares will be cancelled and we will repay the purchase price of the cancelled shares. The Plan Administrator may, in its discretion, waive the surrender, repurchase and cancellation of unvested shares and instead cause such shares to be fully vested.

         In the event of a Corporate Transaction, unless the unvested share repurchase rights are assigned to the successor corporation or accelerated vesting of the shares is precluded by the terms of the grant, all unvested shares will become fully vested.

AMENDMENT AND TERMINATION OF THE PRIMESOURCE PLAN

         The Board of Directors has the authority to amend the PrimeSource Plan in any manner. No amendment, however, may adversely affect any outstanding stock options or stock issuances without the consent of affected participants. In addition, certain amendments may require shareholder approval if required by applicable law.

         The PrimeSource Plan will expire on the earliest of (i) the 10th anniversary of the adoption of the PrimeSource Plan, (ii) the date on which all shares available for issuance under the PrimeSource Plan have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.

FEDERAL INCOME TAX CONSEQUENCES

         Non-qualified Stock Options

         Generally, an optionee is not taxed upon the grant of a non-qualified stock option (a stock option that is not an incentive stock option). Rather, at the time of exercise of a non-qualified stock option (and in the case of an untimely exercise of an incentive stock option), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price for such options. PrimeSource will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognized as ordinary income.

         If an optionee sells or exchanges stock that he or she acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an incentive stock option), then the optionee will recognize capital gain or loss equal to the difference between (i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the sale or exchange.

         Incentive Stock Options

         If an optionee satisfies certain requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an incentive stock option or upon the timely exercise of an incentive stock option. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of PrimeSource or a subsidiary of PrimeSource at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Generally, if an optionee dies, exercise of an incentive stock option will also be timely for this purpose if made by an optionee's legal representative. The U.S. federal income tax consequences of an untimely exercise of an incentive stock option are determined in accordance with the rules applicable to non-qualified stock options.

         If an optionee disposes of stock that was acquired pursuant to the timely exercise of an incentive stock option, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the disposition proceeds and the option price. PrimeSource, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the incentive stock option or the optionee's sale of such stock.

         If, however, an optionee disposes of stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date of exercise of the option (a "disqualifying disposition"), upon exercise, any gain that the optionee realizes generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of the optionee's ordinary income. In such case, PrimeSource generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition.

         Restricted Stock

         Generally, a grantee will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the excess of the fair market value of common stock at the time the shares are no longer subject to a "substantial risk of forfeiture" (as defined in the Internal Revenue Code) over the price paid for the stock, if any. PrimeSource will be entitled to a U.S. federal income tax deduction at the time when, and in the amount that, the grantee recognizes as ordinary income.

GRANTS PURSUANT TO PRIMESOURCE PLAN

         The following table shows the amounts of equity awards granted to certain of our current and former officers through September 15, 2002 pursuant to the PrimeSource Plan. The table only provides grant information, and does not reflect the current status of those awards granted (whether an award was exercised, terminated, forfeited, etc.). All equity awards were granted in the form of stock options unless otherwise indicated.

-------------------------------------------------------------------------------------------------------------
                                 PRIMESOURCE PLAN -- EQUITY AWARDS GRANTED
-------------------------------------------------------------------------------------------------------------

                                   1997 Stock Option/Stock Issuance Plan
-------------------------------------------------------------------------------------------------------------
                         Name and Position                                       Number of Units
-------------------------------------------------------------------- ----------------------------------------
Bradford C. Walker, current President and CEO                                       1,950,000
-------------------------------------------------------------------- ----------------------------------------
James L. Hersma, former President and Chief Executive Officer               53,535 (restricted stock)

                                                                                    1,166,274
-------------------------------------------------------------------- ----------------------------------------
Shaun D.  McMeans,  Chief  Financial  Officer  and Chief  Operating                  87,209
Officer
-------------------------------------------------------------------- ----------------------------------------
Joe Potenza, Senior Vice President, Sales and Marketing                              148,837
-------------------------------------------------------------------- ----------------------------------------
Bruce Hoadley, Regional Vice President                                               37,209
-------------------------------------------------------------------- ----------------------------------------
Mark Jungers, Regional Vice President                                                46,802
-------------------------------------------------------------------- ----------------------------------------
Executive Officer Group                                                             2,445,057
-------------------------------------------------------------------- ----------------------------------------
Non-Executive Officer Director Group                                                 37,210
-------------------------------------------------------------------- ----------------------------------------


-------------------------------------------------------------------- ----------------------------------------
Nominees for Election as Director                                                   1,950,000
-------------------------------------------------------------------- ----------------------------------------
Associates  of any  Director,  Executive  Officer  or  Nominee  for                   3,721
Director
-------------------------------------------------------------------- ----------------------------------------
Other  persons  who  received  or is  to  receive  5%  of  options,                     0
warrants or rights under the PrimeSource Plan
-------------------------------------------------------------------- ----------------------------------------
Non-Executive Officer Employee Group                                                 710,291
-------------------------------------------------------------------- ----------------------------------------

Grants as of June 30, 2002

                                                        Equity Compensation Plan Information
                                                                   June 30, 2002
                                                                                           Number of securities
                               Number of securities                                      remaining available for
                                   to be issued             Weighted-average              future issuance under
                                 upon exercise of          exercise price of            equity compensation plans
                               outstanding options,       outstanding options,            (excluding securities
                               warrants and rights        warrants and rights            reflected in column (a))
Plan category                          (a)                        (b)                              (c)
Equity compensation
     plans approved by              1,647,476                    $1.85                         7,052,524(1)
     security holders
Equity compensation
     plans not approved                 0                          0                                0
     by security holders
               Total                1,647,476                    $1.85                          7,052,524


(1) Of this number and as of June 30, 2002, 6,740,524 shares were available for issuance under the PrimeSource Plan, which permits the issuance of restricted or unrestricted common stock in addition to grants of stock options, and 291,000 shares were available for issuance under the 1992 Plan, which permits the issuance of restricted stock in addition to grants of stock options.

                                   PROPOSAL 4

                    RATIFICATION OF DELOITTE & TOUCHE LLP AS
                       OUR INDEPENDENT PUBLIC ACCOUNTANTS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

         For our fiscal year ended June 30, 2002, we engaged Deloitte & Touche LLP, or Deloitte & Touche, as our independent public accountants. As recommended by our management and our Audit Committee of the Board of Directors, the Board of Directors has appointed Deloitte & Touche as our independent accountants for our fiscal year ended June 30, 2003, subject to ratification by the stockholders. We do not expect that representatives of Deloitte & Touche will have an opportunity to make a statement or be available to respond to questions at the Annual Meeting because we do not expect them to attend the Annual Meeting.

VOTE REQUIRED

         The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche.

PRIOR INDEPENDENT PUBLIC ACCOUNTANTS

         On March 2, 2001, we consummated the merger, or the Merger, with PrimeSource Surgical. The transaction was accounted for as a reverse merger, with PrimeSource Surgical being considered the acquirer from an accounting perspective. As a consequence, the financial statements of PrimeSource Surgical constitute our financial statements as of the effective date of the Merger.

         On March 22, 2001, we replaced Arthur Andersen LLP, or "Arthur Andersen," as our principal independent auditors and engaged Deloitte & Touche as our principal independent auditors. Arthur Andersen served as our principal independent auditors prior to the Merger and Deloitte & Touche served as PrimeSource Surgical's principal independent auditor prior to the Merger. The decision to change auditors was recommended by our management and approved by the Board of Directors and our Audit Committee of the Board of Directors.

         Deloitte & Touche, and not Arthur Andersen, provided reports on our financial statements for our fiscal years ended June 30, 2001 and June 30, 2002 and such reports do not contain an adverse opinion or a disclaimer of opinion. In addition, such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Deloitte & Touche's report on our financial statements for the fiscal year ended June 30, 2001 contained a modification as to the uncertainty of our ability to continue as a going concern.

         During our fiscal years ended June 30, 2001 and June 30, 2002, there were no disagreements with either Deloitte & Touche or Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with a report on our financial statements. During that time, there have been no reportable "events" as listed in Item 304(a)(1)(A-D) of Regulation S-K.

         Prior to our engagement of Deloitte & Touche on March 22, 2001, we did not consult with Deloitte & Touche regarding any of the matters specified in
Item 304(a)(2) of Regulation S-K.

             Fiscal Year Ended June 30, 2002 Audit Firm Fee Summary
             ------------------------------------------------------

         During our fiscal year ended June 30, 2002, Deloitte & Touche billed us in the following categories and amounts:

                  Audit Fees                                           $262,720
                  Financial Information Systems Design
                       and Implementation Fees                         $0
                  All Other Fees                                       $181,965

The Audit Committee of the Board of Directors has not considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining auditor independence.

                         NOTICE OF AMENDMENTS TO BY-LAWS

         Notice is  hereby  given to you that on August  6,  2002,  pursuant  to
Article VII of our By-laws, the Board of Directors amended our By-laws to provide, among other things, for the designation of at least two Directors by the holders of the Series G Preferred Stock in accordance with our Articles of Organization and the establishment of a Special Committee of the Board of Directors immediately upon an Event of Default (as defined in our Articles of Organization) to consist solely of members appointed by the holders of the Series G Preferred Stock.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         During our fiscal year ended June 30, 2002, or our "2002 Fiscal Year," the Board of Directors held eight meetings. During our 2002 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the total number of meetings held by all committees on which the individual served, except James J. Goodman attended approximately 64% of the aggregate of the number of meetings of the Board of Directors and the total number of meetings held by the Audit Committee during the time he served on the Audit Committee.

         The following table shows the membership of our committees to the Board of Directors as of September 30, 2002. An asterisk indicates chairperson.

------------------------------ ------------ ------------------- --------------- ---------------- -----------------
Name                              Audit        Compensation       Executive       Nominating         Finance
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
Larry H. Coleman, Ph.D.             X                                 X                                 X
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
William H. Lomicka                  X*               X*               X                X
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
Nicholas C. Memmo                                                     X                X
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
James J. Goodman                                                      X                                  X*
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
James Berardo
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
James W. Hobbs
------------------------------ ------------ ------------------- --------------- ---------------- -----------------
Bradford C. Walker
------------------------------ ------------ ------------------- --------------- ---------------- -----------------

COMMITTEES

         The Audit Committee consists entirely of non-employee Directors, and its responsibilities include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During our 2002 Fiscal Year, the Audit Committee met four times. The report of the Audit Committee for our 2002 Fiscal Year can be found beginning on page 27 of this Proxy Statement.

         The Audit Committee operates pursuant to an Audit Committee Charter which the Board of Directors adopted on April 30, 2001. All members of the Audit Committee satisfy the independence requirements that would apply if our securities were listed on the New York Stock Exchange.

         The Compensation Committee also consists entirely of non-employee Directors, and its responsibilities include approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under our stock plans, and general review of our employee compensation policies. During our 2002 Fiscal Year, the Compensation Committee did not meet. The report of the Compensation Committee on Executive Compensation for our Fiscal Year 2002 can be found beginning on page 26 of this Proxy Statement.

         The Executive Committee, which consists of four Directors, all of whom are non-employee Directors, acts on behalf of the Board of Directors on important matters that arise between meetings of the Board of Directors and has the authority to exercise the full authority of the Board of Directors, subject to Article II, Section 12 of our By-laws and the Massachusetts Business Corporation Law. During our 2002 Fiscal Year, the Executive Committee did not meet.

         The Nominating Committee, which consists of two Directors, each of whom are non-employee Directors, provides the Board of Directors with recommendations for new Directors when a vacancy exists on the Board of Directors. The Nominating Committee will consider all nominees recommended to it by holders of our capital stock. Such recommendations should be presented to the Nominating Committee prior to June 30, 2003. Such recommendations should include all material information known to the recommending stockholder with respect to such nominee. During our 2002 Fiscal Year, the Nominating Committee did not meet.

         The Finance Committee, which consists of two Directors, each of whom are non-employee Directors, is responsible for exercising the authority of the Board of Directors in the management of our financial affairs, including, but not limited to, establishing and amending credit facilities and issuing our securities. During our 2002 Fiscal Year, the Finance Committee did not meet.

                     BENEFICIAL OWNERSHIP OF OUR SECURITIES

         The following tables furnish certain information as of September 16, 2002 (except as otherwise noted), as to our equity securities beneficially owned by each of our directors, by each of the individuals named in the Summary Compensation Table and by all of our directors and executive officers as a group, and, to our knowledge, by any beneficial owner of more than 5% of any class or series of our outstanding equity securities.

--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Name of Beneficial Owner    Number of Shares of     Number of Shares of     Aggregate Number of        Percent of Class
                            Common Stock            Series G Convertible    Shares of  Common Stock    Voting Power
                            Beneficially Owned      Redeemable Preferred    Beneficially Owned or      Presently Held (3)
                                                    Stock Beneficially      Underlying Preferred
                                                    Owned (1)               Stock Beneficially Owned (2)
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
GE Capital Equity
Investments, Inc.(4)                   9,715,278(5)               106,060                 20,321,278               44.08%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Coleman Swenson  Hoffman
Booth IV L.P. (6)                      4,455,041(7)                62,500                 10,705,041               23.22%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Webbmont Holdings L.P.(8)              2,281,890(9)                10,606                  3,342,490                7.25%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Geneva Middle Market
Investors, SBIC, L.P. (10)            2,607,181(11)                     0                  2,607,181                5.66%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
James Berardo                           178,520(12)                     0                    178,520                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Larry H. Coleman, Ph.D.(13)            4,455,041(7)                62,500                 10,705,041               23.22%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
James J. Goodman                      2,627,181(14)                     0                  2,627,181                5.70%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
James W. Hobbs                          117,470(15)                     0                    117,470                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
William H. Lomicka                      621,326(16)               3,739.5                  1,066,949                2.31%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Shaun D. McMeans                         31,104(17)                                           31,104                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Nicholas C. Memmo                        29,527(18)                     0                     29,527                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Joseph Potenza                           37,209(19)                     0                     37,209                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Bradford Walker                               0(20)                     0                       0(21)                   *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
James L. Hersma                             59,535                      0                     59,535                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Mark Jungers                               100,000                      0                    100,000                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Bruce Hoadley                            19,069(22)                     0                     19,069                    *
--------------------------- ----------------------- ----------------------- -------------------------- --------------------
All directors and
executive officers as a
group (12 persons)                      10,602,542                  66,239                 18,287,092               39.63%
--------------------------- ----------------------- ----------------------- -------------------------- --------------------

-----------------------------------------------

Unless otherwise indicated, the address of each person is care of PrimeSource Healthcare, Inc. 3700 E. Columbia Street, Tucson, Arizona 85714. Shares of common stock subject to options or warrants exercisable within sixty days of

September 16, 2002, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants but are not outstanding for purposes of computing the percentage of any other person.

*        Less than 1%.

1 Each share of Series G Preferred Stock entitles its holder to 100 votes, subject to adjustment, in any vote of the holders of our common stock and may be converted into 100 shares of common stock, subject to adjustment.

2 Includes common stock and the common stock underlying the Series G Preferred Stock owned as of September 16, 2002 and common stock underlying options and warrants that are exercisable within sixty days of September 16, 2002.

3 Based upon the aggregate number of shares of common stock outstanding and underlying outstanding shares of the Series G Preferred Stock owned as of September 16, 2002 and options and warrants exercisable within sixty days of September 16, 2002 to acquire common stock.

4 The address of GE Capital Equity Investments is 120 Long Ridge Road, Stamford, Connecticut 06927.

5 Includes 3,721 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002. Also includes 1,744,183 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 7,654,456 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

6 The address of Coleman Swenson Hoffman Booth IV L.P. is 237 Second Avenue South, Franklin, Tennessee 37064-2649.

7 Includes 9,860 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002. Also includes 872,092 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 3,508,264 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

8 The address of Webbmont Holdings L.P. is 1355 Peachtree Street, Suite 1100, Atlanta, Georgia 30309.

9 Includes 310,496 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Includes 15,930 shares of common stock held of record by Robert Neale Fisher, 8,434 shares of common stock held of record by Virginia A. Fisher, 353,057 shares of common stock held of record by Investors Equity, Inc. and 1,586,531 shares of common stock held of record by Webbmont Holdings, L.P., all of which are considered beneficially held by Robert W. Fisher. Mr. Fisher is the President of Woodcrest

         Associates, Ltd., the general partner of Webbmont Holdings, L.P. Also includes 7,442 shares of common stock underlying options held by Mr. Fisher that are exercisable within sixty days of September 16, 2002. Does not include warrants held by Webbmont Holdings, Robert Neale Fisher, Virginia A. Fisher and Investors Equity to purchase an aggregate of 1,146,380 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

10 The address of Geneva Middle Market Investors SBIC, L.P. is care of Gemini Investors LLC, 20 William Street, Wellesley, Massachusetts 02481.

11 Includes 541,832 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 499,512 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

12 Includes 154,520 shares of common stock held by various trusts of which Mr. Berardo is a trustee and over which Mr. Berardo shares investment and voting control. Mr. Berardo disclaims beneficial ownership of such shares. Also includes 24,000 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002.

13 Dr. Coleman is the Managing General Partner of CSHB Ventures IV L.P., the General Partner of Coleman Swenson Hoffman Booth IV, L.P.

14 Consists of 450,000 shares of common stock held of record by Geneva Middle Market Investors SBIC, L.P., of which Mr. Goodman is President. Includes 541,832 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Also includes 20,000 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 499,512 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

15 Includes 70,300 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002.

16 Includes 23,813 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002. Also includes 47,857 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 138,837 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

17 Includes 31,104 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002.

18 Includes 21,022 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002. Also includes 8,505 shares of common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 16, 2002. Does not include warrants to purchase an aggregate of 18,227 shares of common stock, at $.01 per share, which may not be exercisable within sixty days of September 16, 2002.

19 Includes 37,209 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002.

20 Does not include options to purchase 1,950,000 shares of common stock. Such options were issued on August 6, 2002 and are not scheduled to vest until August 6, 2003.

21 Does not include options to purchase 7,500 shares of Series G Preferred Stock. Such options were issued on August 6, 2002 and are not scheduled to vest until August 6, 2003.

22 Includes 19,069 shares of common stock underlying options that are exercisable within sixty days of September 16, 2002.


                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

         As of June 30, 2002, we do not pay our non-employee directors for attendance at meetings of the Board of Directors or meetings of a committee thereof. We do, however, pay expenses for attendance at meetings of the Board of Directors and committees thereof. In addition, non-employee directors are compensated with options to purchase shares of common stock, in accordance with the Directors Plan. Under the terms of the Directors Plan, we grant our non-employee directors non-qualified stock options to purchase a total of 12,000 shares of common stock upon their election or appointment to the Board of Directors, with 4,000 options vesting on the date of grant, and 4,000 shares vesting annually thereafter provided the individual continues to serve on the Board of Directors. The options granted pursuant to the 1995 Director Plan have an exercise price equal to one-hundred percent of the fair market value per share of common stock on the date the option is granted.

                 EXECUTIVE OFFICERS AND KEY MANAGEMENT PERSONNEL

BRADFORD C. WALKER, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR - Mr. Walker has over twenty years of experience managing and advising companies in a variety of industries. Mr. Walker has served as our President since October 2001, a Director since May 16, 2002, and our Chief Executive Officer since August 6, 2002. Prior to his permanent position with us, Mr. Walker had served as our Chief Restructuring Officer since October 2001. Prior to his work at PrimeSource, Mr. Walker was a Managing Director with Corporate Revitalization Partners, where he consulted for companies undertaking a restructuring. From 1988 to 2001, Mr. Walker led or participated in over 30 corporate turnarounds. From 1988 to 2001, Mr. Walker led or participated in over 30 corporate turnarounds, including advising companies in connection with federal bankruptcy proceedings. In addition to turnaround work, Mr. Walker has a strong background with mergers and acquisitions. From 1983 to 1988, Mr. Walker was a partner with Beane, Walker & Co where he was responsible for its "high-tech" venture capital investments. During that time, Mr. Walker also served as president of InCare, the nations first PC based intranet-billing network for physicians. Mr. Walker began his career in 1980 at Arthur Andersen & Co. Mr. Walker graduated cum laude from Baylor University with majors in Business Administration and Computer Sciences.

JOSEPH H. POTENZA, SENIOR VICE PRESIDENT OF SALES & Marketing - Mr. Potenza has over twenty-five years of experience in the medical supply industry. Mr. Potenza has served as our Senior Vice President of Sales & Marketing since December 21, 2001. Prior to that, Mr. Potenza had served as our Vice President of Corporate Accounts since February 2001. Prior to joining PrimeSource in February 2001, Mr. Potenza worked for McKessonHBOC as Vice President of their Corporate Program and Medibuy where he was responsible for their National Accounts and Corporate Program. Mr. Potenza spent 20 years with American Hospital Supply Corporation / Baxter Healthcare Corporation from 1977 to 1997 beginning as a Sales Representative and culminating as the Eastern Region President, running a $750 million distribution business with 650 employees and seven distribution facilities. He received his bachelor's degree from Norwich University and an MBA from Central Michigan University.

SHAUN D. MCMEANS, CHIEF FINANCIAL OFFICER, CHIEF OPERATING OFFICER AND CLERK - Mr. McMeans has over 18 years experience in manufacturing and distribution businesses, specializing in financial management, accounting and corporate development. Prior to being named our Chief Financial Officer and Chief
Operating Officer in January 2002, Mr. McMeans had also served as our Vice President of Operations and Corporate Controller. Prior to joining PrimeSource in April 2000, Mr. McMeans held a number of financial and operational positions with Burnham Corporation, a leading domestic manufacturer and distributor of residential and commercial boilers for residential heating and commercial process applications. He holds a bachelor's degree in accounting from The Pennsylvania State University and is a certified public accountant. He began his career in public accounting with the former Peat, Marwick, Mitchell and Company.

SAMUEL M. STEIN, GENERAL MANAGE, LUXTEC ILLUMINATION DIVISION - Mr. Stein has an extensive background in the development of young, high growth, technically oriented companies. Prior to becoming the General Manager of the Luxtec Division in March 2001, Mr. Stein served as Luxtec's Chief Financial Officer. Prior to joining Luxtec in 1993, Mr. Stein served as Chief Operating and Chief Financial Officer of Mitrol, Inc. of which he was also co-founder. He has held the position of Chief Financial Officer with companies ranging from young start-ups to subsidiaries of Fortune 500 corporations. He holds a bachelor's degree in Business Administration from the University of Toledo.

BRUCE R. HOADLEY, REGIONAL VICE PRESIDENT - PRIMESOURCE SURGICAL, SOUTHEAST REGION - Mr. Hoadley has an extensive background in med-surg and critical care product sales and management. Prior to becoming the Regional Vice President and Manager of our Surgical business in the Southeastern United States in June 1999, Mr. Hoadley served as the Sales Manager for Futuretech, a leading distributor of specialty medical products to the surgical market in the Southeastern United States. PrimeSource Surgical acquired Futuretech in June 1999. Mr. Hoadley joined Futuretech in 1991. Prior to joining Futuretech, Mr. Hoadley held sales management positions with Kendall Healthcare and Devon. He holds a bachelor's degree in marketing from the University of Alabama.

SCOTT F. BILLMAN, REGIONAL VICE PRESIDENT - PRIMESOURCE SURGICAL, CENTRAL REGION
- Mr. Billman has extensive experience in sales, marketing and operations management. Prior to joining PrimeSource in March 2002, Mr. Billman held several management positions in the healthcare industry. He most recently served as Senior Vice President, Product Marketing for Medi-buy, Inc. Mr. Billman holds a bachelor's degree and an MBA from Bowling Green State University.

MARK A. JUNGERS, REGIONAL VICE PRESIDENT - PRIMESOURCE CRITICAL CARE - Mr. Jungers has an extensive background in medical-surgical and critical care product sales and management. Prior to becoming the Regional Vice President and Manager of our Critical Care business in the Southeastern United States in June 1999, Mr. Jungers served as the Sales Manager for Bimeco, a leading distributor of specialty medical products to the critical care market in the Southeastern United States. PrimeSource Surgical acquired Bimeco in June 1999. Mr. Jungers joined Bimeco in 1979. Prior to joining Bimeco, Mr. Jungers held sales and marketing positions with Extracorporeal Medical Division of Johnson & Johnson. He holds a bachelor's degree in Business Administration from Marquette University.

PETER A. MILLER, REGIONAL MANAGER, PRIMESOURCE CRITICAL CARE - Mr. Miller has an extensive background and over 30 years experience in the medical distribution industry. Prior to becoming the Regional Manager of our Critical Care business in the Northeastern United States in December 2000, Mr. Miller served as President of New England Medical Specialties, a company he founded in 1985. PrimeSource Surgical acquired New England Medical Specialties in December 2000. Prior to founding New England Medical Specialties, Mr. Miller held positions in sales and upper management with Foster Medical.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation of our Chief Executive Officer, and the other executive officers of the Company as of June 30, 2002, or, collectively, the "Named Executive Officers":

                           SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation
                                               Annual Compensation                     Awards
                                               -------------------                     ------
                                                                                             Securities
                                                              Other Annual    Restricted     Underlying      All Other
Name and Principal        Fiscal Year   Salary     Bonus      Compensation      Stock        Options /     Compen-sation
Position                   Ended(2)       ($)       ($)         ($)(1)       Award(s) ($)     SARs (#)          ($)
--------                   --------       ---       ---          ----        ------------     --------          ---
Bradford C. Walker,         6/30/02       N/A       N/A           (4)             0              0               0
   Current President,
   Chief Executive          6/30/01       N/A       N/A           N/A            N/A            N/A             N/A
   Officer and Director
   (3)                     10/31/00       N/A       N/A           N/A            N/A            N/A             N/A

James L. Hersma, Former     6/30/02     105,941      0          28,253            0              0           17,875(6)
   President, Chief
   Executive Officer        6/30/01     159,359      0           8,868          59,535       1,166,274           0
   and Director
   (5)                     10/31/00       N/A       N/A           N/A            N/A            N/A             N/A

Shaun D. McMeans, Chief     6/30/02     138,591    9,990           0              0              0               0
   Operating and
   Financial Officer        6/30/01     115,267      0             0              0            50,000            0

                           10/31/00     65,267       0             0              0              0               0

Joe Potenza,                6/30/02     166,637      0           4,800            0              0               0
   Senior Vice
   President, Sales &       6/30/01     55,267       0           3,600            0           148,837            0
   Marketing
                           10/31/00       N/A       N/A           N/A            N/A            N/A             N/A

Bruce Hoadley, Regional     6/30/02     132,818    47,173        4,800            0              0               0
   Vice President
                            6/30/01     111,888    30,088        4,800            0              0               0

                           10/31/00     101,500    16,852        4,800            0            35,349            0

Mark Jungers, Regional      6/30/02     209,254      0             0              0              0               0
   Vice President
                            6/30/01     180,603      0             0              0            37,500            0

                           10/31/00     181,718      0             0              0            7,442             0


---------
(1) Automobile allowance for Joe Potenza and Bruce Hoadley and monthly living allowance, auto allowance and life insurance pursuant to Mr. Hersma's employment agreement.

(2) Effective March 2, 2001, we changed our fiscal year end to June 30 from October 31. Accordingly, our last three fiscal year ends are June 30, 2002, June 30, 2001 and October 31, 2000. Annual compensation disclosed is for twelve months ended each of these fiscal years.

(3) We appointed Mr. Walker as President and Chief Restructuring Officer in October 2001. In August 2002, we appointed Mr. Walker as President and Chief Executive Officer.

(4) For our fiscal year ended June 30, 2002, Mr. Walker was not an employee of PrimeSource. Beginning in October 2001 and through June 30, 2002, Corporate Revitalization Partners provided consulting services to PrimeSource in connection with PrimeSource's restructuring and PrimeSource paid consulting fees to Corporate Revitalization Partners. During that period, Mr. Walker was a Managing Director of Corporate Revitalization Partners.

(5) Mr. Hersma resigned as our President, Chief Executive Officer and Director effective December 7, 2001.

(6)  Amount paid as severance to Mr. Hersma.

         During our fiscal year ended June 30, 2002, no stock option grants were issued to the Named Executive Officers.

         The following table sets forth information with respect to options to purchase common stock granted to the Named Executive Officers as of our fiscal year ended June 30, 2002:

                  FISCAL YEAR ENDED JUNE 30, 2002 OPTION VALUES

                                                        Number of Securities            Value of Unexercised
                                                       Underlying Unexercised         In-the-Money Options/SARs
                  Shares Acquired       Value          Options/SARs at Fiscal         at Fiscal Year-End($)(1)
                  on Exercise          Realized       Year-End(#) Exercisable/              Exercisable/
                       (#)               ($)                Unexercisable                   Unexercisable
                       ---               ---                -------------                   -------------
Name
----
Bradford C. Walker      0                  0                   0/0                             0/0
James L. Hersma         0                  0                   0/0                             0/0
Shaun D. McMeans        0                  0                   31,104/56,105                   0/0
Joseph Potenza          0                  0                   37,209/111,628                  0/0
Bruce Hoadley           0                  0                   19,069/37,209                   0/0
Mark Jungers            0                  0                   12,165/34,637                   0/0


(1) Value is based on an estimated fair market value of common stock on June 30, 2002 of $0.32, minus the exercise price under such options.

                              EMPLOYMENT CONTRACTS

WALKER EMPLOYMENT AGREEMENT

         On August 6, 2002, we entered into an Employment Agreement with Bradford C. Walker, our President, Chief Executive Officer and Director, or the Walker Agreement. The term of the Walker Agreement will expire on August 6, 2004 and offers no renewal option.

         Mr. Walker is entitled to a base salary of $250,000 per year for the first year of his employment after which year, said salary will be reviewed by the Board of Directors. Upon review and at the Board's of Director's discretion, the salary may be increased but not decreased. Mr. Walker is also entitled to receive an annual bonus of not less than $50,000 based upon an incentive bonus program established by the Chairman of the Compensation Committee and approved by the Board of Directors.

         In connection with the execution of the Walker Agreement, we granted Mr. Walker an incentive stock option to purchase 1,950,000 shares of common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant as determined by the Board of Directors. Additionally, we granted Mr. Walker an option to purchase 7,500 shares of our Series G Convertible Redeemable Preferred Stock at an exercise price equal to $16 per share. Subsequently, upon the first anniversary of the Effective Date, Mr. Walker will be granted an additional incentive stock option to purchase 1,300,000 shares of common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant as determined by the Board of Directors. The described stock options will become fully vested and exercisable on the first anniversary of the date of grant of each such option.

         If we terminate Mr. Walker other than for death, disability or cause or should he be deemed to be terminated by us, all unvested stock options will immediately become vested. Additionally, upon a change in control as defined in the Walker Agreement, all unvested stock options will become vested.

         If we terminate Mr. Walker other than for death, disability or cause, upon execution by Mr. Walker of a waiver and release of claims against us, we will be obligated to pay Mr. Walker a lump sum amount equal to the lesser of six
(6) months base salary or the base salary from the effective date of termination through the expiration date of the Walker Agreement.

         If Mr. Walker's employment with us terminates for any reason, he may not compete with us or solicit our employees for a period of one year from his date of termination or during any period he is receiving severance payments from us.

HERSMA EMPLOYMENT AGREEMENT

         On May 4, 2001, we entered into an employment agreement with James L. Hersma, our former President, Chief Executive Officer and Director, or the Hersma Agreement. On December 7, 2001, Mr. Hersma resigned his employment relationship with the PrimeSource. Pursuant to the terms of the Hersma Agreement, Mr. Hersma is entitled to continuation of base salary and medical benefits for 18 months following his resignation and may not compete with us or solicit our employees for a period of one (1) year from his date of resignation or during any period he is receiving severance payments from us.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Beginning in October 2000 and through August 6, 2002, we engaged Corporate Revitalization Partners, or CRP, as consultants to assist us in our restructuring. Bradford C. Walker, who was appointed as our President and Chief Restructuring Officer in October 2002, a member of our Board of Directors in May 2002 and our President and Chief Executive Officer on August 6, 2002, was a Managing Director of CRP throughout the period of October 2000 through August 6, 2002. We expensed aggregate consulting fees and expenses in the amount of

$436,800 and $56,933, respectively, to CRP for Mr. Walker's services from October 2001 through June 30, 2002. On August 6, 2002, we entered into an employment agreement with Mr. Walker in connection with his appointment as our President and Chief Executive Officer. See "Employment Agreements--Walker Employment Agreement."

         On August 6, 2002, we entered into a Purchase Agreement, or the Purchase Agreement, with GE Capital Equity Investments, Inc., or GE Capital, Coleman Swenson Hoffman Booth IV L.P., or Coleman Swenson, Webbmont Holdings, L.P., or Webbmont, Investors Equity, Inc., or Investors Equity, and William H. Lomicka. Pursuant to the Purchase Agreement, we have issued and sold an aggregate of 81,343 shares of Series G Stock and warrants to purchase an aggregate of 3,300,000 shares of common stock for an aggregate consideration of $2,602,976. In addition, subject to the terms and conditions of the Purchase Agreement, we may sell up to an additional 21,782 shares of Series G Stock to these purchasers for an additional aggregate consideration of up to $697,024. GE Capital is known to us to be a record holder of more than five percent of a class of our voting securities. Larry H. Coleman, who is a member of our Board of Directors, is the Managing General Partner of CSHB Ventures IV L.P., the General Partners of Coleman Swenson, and Coleman Swenson is known to us to be a record holder of more than five percent of a class of our voting securities. Webbmont and Investors are considered affiliated parties and are known to us to collectively be a record holder of more than five percent of a class of our voting securities. Finally, Mr. Lomicka is a member of our Board of Directors and is known to us to be a record holder of more than five percent of a class of our voting securities.

         Also on August 6, 2002, we entered into a Conversion and Exchange Agreement with GE Capital, Coleman Swenson, Webbmont, Investors Equity and Mr. Lomicka. Pursuant to the Conversion and Exchange Agreement, the holders of the Series C Stock converted all of the outstanding shares of Series C Stock into an aggregate of 9,513,797 shares of common stock and received warrants to purchase an aggregate of 7,390,614 shares of common stock at a price of $.01 per share, the holders of the Series F Stock converted all of the outstanding shares of Series F Stock into an aggregate of 5,221,248 shares of common stock and received warrants to purchase an aggregate of 1,614,560 shares of common stock at a price of $.01 per share, and the holders of the Series E Stock exchanged all of the outstanding shares of Series E Stock for an aggregate of 101,562.5 shares of Series G Stock and received warrants to purchase an aggregate of 817,000 shares of common stock at a price of $.01 per share.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During our Fiscal Year 2002, William H. Lomicka and Nicholas C. Memmo served as members of our Compensation Committee of the Board of Directors. None of Messrs. Lomicka or Memmo have ever been an officer or employee of PrimeSource or any of our subsidiaries, nor have they ever had any relationship with PrimeSource or our officers requiring disclosure.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our Directors, certain of our officers and persons holding more than ten percent of the common stock are required to report their ownership of common stock and any changes in such ownership to the Securities and Exchange Commission and us. To our knowledge, based solely on a review of copies of those reports furnished to us, all Section 16(a) filing requirements applicable to these persons were complied with during our Fiscal Year 2002, other than as follows: Coleman, Swenson filed a Statement of Changes in Beneficial Ownership on October 4, 2002, relating to acquisitions of our capital stock on August 6, 2002. .

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of non-employee Directors who approve or recommend to the Board of Directors salary and bonus amounts and other annual compensation for the Named Executive Officers.

         During our Fiscal Year 2002, the annual salary of our former President and Chief Executive Officer, James L. Hersma, was set forth in his employment agreement. Mr. Hersma resigned effective December 7, 2001 and, pursuant to the terms of his employment agreement, is entitled to receive severance payments from PrimeSource.

         In October 2001, the Board of Directors appointed Bradford C. Walker as our President and Chief Restructuring Officer. At the time of Mr. Walker's appointment as our President and Chief Restructuring Officer, and until August 6, 2002, he was a Managing Director with Corporate Revitalization Partners. Accordingly, Mr. Walker was not an employee of PrimeSource during our Fiscal Year 2002. PrimeSource, however, expensed aggregate consulting fees and expenses in the amount of $436,800 and $56,933, respectively, to Corporate Revitalization Partners during our Fiscal Year 2002 for Mr. Walker' services. On August 6, 2002, the Board of Directors appointed Mr. Walker as our President and Chief Executive Officer and PrimeSource entered into an employment agreement with Mr. Walker.

         The annual salaries of our other executive officers during our fiscal year ended June 30, 2002 were determined based on their past salaries and salaries paid by comparable companies. Shaun D. McMeans, our Chief Financial Officer and Chief Operating Officer, received a cash bonus in the amount of $9,990 for our fiscal year ended June 30, 2002, as a result of his exemplary contributions to PrimeSource. No other executive officers received bonuses or options to purchase common stock in our fiscal year ended June 30, 2002 due to our performance. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan.

         The Compensation Committee:

                  William H. Lomicka, Chair
                  Nicholas C. Memmo

                          REPORT OF THE AUDIT COMMITTEE


September 30, 2002

To the Board of Directors of PrimeSource Healthcare, Inc.

         We have reviewed and discussed with management the Company's audited financial statements as of June 30, 2002 and 2001, and for the three years in the period ended June 30, 2002.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10K for the year ended June 30, 2002.

William H. Lomicka, Chair
Larry H. Coleman, Ph.D.


                                PERFORMANCE GRAPH

         On November 17, 2000, our common stock was delisted from the American Stock Exchange because we no longer met the continued listing requirements of the American Stock Exchange. Since November 17, 2000, our common stock has not been listed or quoted on an exchange. A performance graph comparing our common stock performance with the performance of the S&P Small Cap 600 Index and our peer group index is provided. Because our common stock is not listed or quoted on an exchange, all values subsequent to November 17, 2000 are estimates only. The following performance graph is intended to reflect the performance of our business for our last five completed fiscal year periods, which are October 31, 1998, October 31, 1999, October 31, 2000, June 30, 2001 and June 30, 2002.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
       PRIMESOURCE, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND
                       PRIMESOURCE'S PEER GROUP INDEX (1)

                                 CHART OMMITTED



  -------------------------------------------------------------------------------------------------------
                                    10/31/97     10/31/98      10/31/99    10/31/00    6/30/01   6/30/02
  -------------------------------------------------------------------------------------------------------
  PrimeSource                        $100.00       105.79         96.71       46.95      47.00     15.04
  -------------------------------------------------------------------------------------------------------
  S&P Smallcap 600                   $100.00        88.25         98.07      121.99     129.27    129.10
  -------------------------------------------------------------------------------------------------------
  PrimeSource's Peer Group           $100.00       166.79        199.13      283.26     142.19    125.92
  -------------------------------------------------------------------------------------------------------

----------
(1) This graphic presentation assumes (a) one-time $100 investments in common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named broad equity market index and PrimeSource's selected peer group index, in each case made as of the market close on October 31, 1997 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. We selected our peer group in good faith based on companies in a similar industry or line-of-business. PrimeSource's peer group is made up of the following six companies:

Bio Vascular, Inc.
Cantel Medical Corp.
Conmed Corp.
Fisher Scientific International Inc.
PrimeSource Healthcare, Inc.
Patterson Dental Co.

                              STOCKHOLDER PROPOSALS

         This Annual Meeting is called for the purposes set forth in the Notice. Although we know of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to our management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the Securities and Exchange Commission.

         We anticipate that the next Annual Meeting of Stockholders will be held in December 2003. In order to be included in our proxy materials to be distributed in connection with the Annual Meeting of the stockholders in 2003, we must receive stockholder proposals for that meeting on or before July 26, 2003. Any stockholder proposal submitted for inclusion in our proxy materials must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order for a stockholder proposal that is not included in the proxy statement to be considered for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by our Clerk on or before September 28, 2003. Our management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

         Accompanying this Proxy Statement is a copy of our annual report filed with the Securities and Exchange Commission on Form 10-K for our fiscal year ended June 30, 2002. Stockholders are referred to such report for financial and other information about the activities of PrimeSource.

                                           By order of the Board of Directors,

                                           /s/  Shaun D. McMeans

                                           PRIMESOURCE HEALTHCARE, INC.
                                           SHAUN D. MCMEANS
                                           Clerk

November 12, 2002

                                    Exhibit A


                           TUCSON MEDICAL CORPORATION
                      1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS


         I.       PURPOSE OF PLAN

                  This Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as adopted by Luxtec Corporation, a Massachusetts corporation, is intended to promote the interests of Luxtec Corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix A.

         II.      STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into two (2) separate programs:

                                    (i) the Option  Grant  Program  under  which
eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock, and

                                    (ii) the Stock Issuance  Program under which
eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

                  B. The provisions of Articles One and Four shall apply to both equity programs under the plan and shall accordingly govern the interests of all persons under the Plan.

         III.     ADMINISTRATION OF THE PLAN

                  A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of The Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

                  B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

         IV.      ELIGIBILITY

                  A. The persons eligible to participate in the Plan are as follows:

                                    (i) Employees,

                                    (ii)  non-employee  members  of the Board or
the non-employee members of the board of directors of any Parent or Subsidiary, and

                                    (iii) consultants and other independent
advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

         V.       STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued over the term of the Plan shall not exceed 8,000,000 shares.

                  B. Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the

Plan and shall accordingly be available for reissuance through one or more subsequent options grants or direct stock issuances under the Plan.

                  C. Should any change be made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of common stock.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

         I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A. Exercise Price.


                           1. The exercise price per share shall be fixed by the
Plan Administrator in accordance with the following provisions:

                                    (i) The  exercise  price per share shall not
be less than eighty-five percent (85%) of the Fair Market Value per share of common stock on the option grant date, unless a lower exercise price is permitted by applicable law.

                                    (ii) If the  person  to whom the  option  is
granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date. In the case of an option that is not an Incentive Option, a lower exercise price may be fixed by the Plan Administrator if permitted by applicable law.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the common stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                                    (i) in shares of common  stock  held for the
requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                    (ii) to the extent  the option is  exercised
for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                                    Except   to  the   extent   such   sale  and
remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C. Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                    (i) Should the  Optionee  cease to remain in
Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                                    (ii) Should Optionee's  Service terminate by
reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                                    (iii) If the Optionee  dies while holding an
outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

                                    (iv) Under no circumstances,  however, shall
any such option be exercisable after the specified expiration of the option term.

                                    (v)  During  the   applicable   post-Service
exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                                    (vi) Should Optionee's Service be terminated
for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

                           2. The Plan Administrator  shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                    (i)  extend the period of time for which the
option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                    (ii)  permit  the  option  to be  exercised,
during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of common stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of common stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

                  F. First Refusal Rights. Until such time as the common stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of common stock issued under the Plan. Such right of first refusal shall be exercisable iii accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

                  G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

                  H. Withholding. The Corporation's obligation to deliver shares of common stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of common stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of common stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

         III.     CORPORATE TRANSACTION

                  A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of common stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate

Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

                  F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of common stock but with an exercise price per share based on the Fair Market Value per share of common stock on the new option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

         I.       STOCK ISSUANCE TERMS

                  Shares of common stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A. Purchase Price.

                           1. The purchase price per share shall be fixed by the
Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of common stock on the issue date, unless a lower purchase price is permitted by applicable law. However, the purchase price per share of common stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value, unless a lower purchase price is permitted by applicable law.

                           2. Subject to the  provisions of Section I of Article
Four, shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                    (i)  cash  or  check  made  payable  to  the
Corporation, or

                                    (ii)   past   services   rendered   to   the
Corporation (or any Parent or Subsidiary).

                  B. Vesting Provisions.

                           1.  Shares of  common  stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any common stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

                           2. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of common stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3. The Participant shall have full shareholder rights
with respect to any shares of common stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4. Should the Participant  cease to remain in Service
while holding one or more unvested shares of common stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           5. The Plan Administrator may in its discretion waive
the surrender and cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                  C. First Refusal Rights. Until such time as the common stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of common stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

         II.      CORPORATE TRANSACTION

                  A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of common stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

         III.     SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

         I.       FINANCING

                  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of common stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         II.      EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

                  B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         III.     AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

                  B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         IV.      USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of common stock under the Plan shall be used for general corporate purposes.

         V.       WITHHOLDING

                  The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         VI.      REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

         VII.     NO EMPLOYMENT OR SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

         VIII.    FINANCIAL REPORTS

                  The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. Board shall mean the Corporation's Board of Directors.

                  B. Code shall mean the Internal Revenue Code of 1986, as amended.

                  C. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

                  D. Common stock shall mean the Corporation's common stock.

                  E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                                    (i)  a  merger  or  consolidation  in  which
securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                                    (ii) The sale, transfer or other disposition
of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                  F. Corporation shall mean Luxtec Corporation, a Massachusetts corporation, and any successor corporation to all or substantially all of the assets or voting stock of Luxtec Corporation which shall by appropriate action adopt the Plan.

                  G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

                  H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  J. Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

                                    (i)  If the  common  stock  is at  the  time
traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                    (ii)  If the  common  stock  is at the  time
listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                    (iii)  If the  common  stock  is at the time
neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                  K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

                  L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                                    (i) such individual's  involuntary dismissal
or discharge by the Corporation for reasons other than Misconduct, or

                                    (ii) such individual's voluntary resignation
following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

                  M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

                  N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

                  O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

                  P. Option Grant Program shall mean the option grant program in effect under the Plan.

                  Q. Optionee shall mean any person to whom an option is granted under the Plan.

                  R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  S. Participant shall mean any person who is issued shares of common stock under the Stock Issuance Program.

                  T. Plan shall mean the Corporation's 1997 Stock Option/Stock Issuance Plan, as set forth in this document.

                  U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

                  V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

                  W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  X. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of common stock under the Stock Issuance Program.

                  Y. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

                  Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  AA. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                PRELIMINARY COPY

                          PRIMESOURCE HEALTHCARE, INC.

                    Proxy For Annual Meeting Of Stockholders
                         To Be Held On December 17, 2002

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned stockholder of PRIMESOURCE HEALTHCARE, INC., a Massachusetts corporation (the "Company"), hereby appoints Bradford C. Walker and Shaun D. McMeans or either of them, as proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 17, 2002 at 10:00 a.m., Mountain Time, at the Company's offices located at 3700 E. Columbia Street, Tucson, Arizona 85714, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting, with the same effect as if the undersigned were present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

                  (Continued and to be signed on reverse side)

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

1. To elect the following two directors to serve until the 2005 annual meeting of stockholders and until their successors are elected and qualified.


         Nominees:   Larry H. Coleman, Ph.D. and Bradford C. Walker

         [  ]  FOR ALL NOMINEES     [  ]  WITHHOLD AS TO ALL NOMINEES

         FOR ALL NOMINEES(S) (Except as written below)

         ---------------------------------------------

         ---------------------------------------------

2. To approve an amendment to the Company's Articles of Organization to increase the number of authorized shares of common stock, par value $.01 per share, from 50,000,000 shares to 75,000,000 shares.

         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

3. To ratify the adoption of the amendment to the 1997 Stock Option / Stock Issuance Plan increasing the reserved number of shares of common stock from 8,000,000 to 10,000,000.


         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

4. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the Company fiscal year ended June 30, 2003.


         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

             [ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature______________________ Signature if held jointly______________________
Dated ___________, 2002.

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer, signing for a corporation or other entity, please give full title under signature.

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